/s/ CL___ Ex. A-1 /s/ JPB___ CHL Brown & Brown, Inc. EXHIBIT “A” CONSULTING AGREEMENT THIS CONSULTING AGREEMENT (this “Agreement”), effective as of July 1, 2016, (the “Effective Date”), is made and entered into by and between BROWN & BROWN, INC., a Florida corporation (the “Company”), and CHARLES H. LYDECKER (“Contractor”). The Company and Contractor are sometimes referred to herein each as a “Party” and collectively, the “Parties.” Background Contractor voluntarily resigned from the Company in July 2016 (“Resignation”). Contractor’s Resignation from the Company is effective on the Effective Date. The Company has made an offer to engage Contractor as an independent contractor, and Contractor is willing to accept such engagement for services on the terms and conditions set forth in this Agreement. THEREFORE, the Parties, intending to be legally bound, agree as follows: Terms The provisions of the Background paragraphs set forth above are hereby incorporated into this Agreement as if set forth herein at length. 1. Engagement of Services. (a) The Company hereby engages Contractor, and Contractor hereby accepts such engagement, upon the terms and conditions set forth in this Agreement (the “Engagement”). Contractor shall devote such time as shall be reasonably required to fulfill the purposes of this Agreement. Contractor shall have such responsibilities, duties, obligations and authority in connection with the Engagement as the executive officers of the Company may require or assign. Contractor shall provide such services (“Services”) to the Company as outlined in Schedule 1 herein. Notwithstanding anything to the contrary in this Agreement, the level of services that Contractor provides after the Resignation Date shall in no event exceed 20 percent of the average level of services performed by Contractor for the Company during the 36- month period immediately preceding the Effective Date. Therefore, the services performed by Contractor after the Effective Date shall not exceed the level of services permitted under Treasury Regulation §1.409A- 1(h)(1)(ii) under which Contractor is presumed to have had a “separation from service” (as such term is defined for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)) on the Effective Date (b) Contractor is acting under this Agreement as an independent contractor with full power and authority to determine the means, manner and method of performance of Contractor’s duties, subject to applicable administrative and underwriting guidelines of the Company’s insurance carriers. As an independent contractor, Contractor shall pay Contractor’s own expenses and shall not be eligible for any benefits from the Company. This Agreement shall not be deemed or construed as a continuing employment relationship between the Company and Contractor. In no event shall Contractor be deemed to be an employee of the Company. The Company is not responsible for and shall not withhold any federal, state or local taxes, workers’ compensation contributions, unemployment insurance contributions, or other payroll deductions from Contractor’s compensation. Contractor understands and agrees that it is solely responsible for such matters. 2. Compensation.

/s/ CL___ Ex. A-2 /s/ JPB___ CHL Brown & Brown, Inc. (a) During the Term (as defined below), the Company shall pay Contractor: (i) Seven Hundred Fifty Thousand Dollars ($750,000) payable within two (2) days of the execution of this Agreement; and (ii) Five Hundred Thousand Dollars ($500,000), payable in twelve (12) separate monthly payments of $41,666.66 on the first regular payroll date of each calendar month following the Effective Date (with each payment considered a “separate payment” and not one of a series of payments for purposes of Code Section 409A), except as otherwise provided in this Section 2; and (iii) For any new commercial lines Client Account referred by the Contractor during the Term, written by the Company, and generating at least $2,500 of net annual agency commissions, an amount equal to thirty percent (30%) of the net first-year agency commissions earned by the Company from such referred Client Account(s) during the Term, such amount to paid to the Contractor within thirty (30) days following the date of the Company’s receipt of any such commissions. (b) In the event that the Contractor breaches any agreement under this Agreement or the Transition Agreement (as defined below), he will forfeit the right to receive any additional payments or benefits from the Company under this Agreement. Under no circumstances shall there be any effect on, or reduction of, Contractor’s right to receive and retain the Accelerated Stock or the $750,000 paid in accordance with Section 2(a)(i) above. (c) In the event of the Contractor’s death after the Resignation Date and prior to the completion of the payments described above in Section 2(a), any unpaid amount(s) shall be payable in a lump sum within thirty (30) days after the date of the appointment of a personal representative of any estate established for the Contractor or as may be otherwise appropriate under applicable law. (d) In the event of the Contractor's Disability (as defined below) after the Resignation Date and prior to the completion of the payments described above in Section 2(a), any unpaid amount(s) shall be payable in a lump sum within thirty (30) days after the date on which the Company receives written notification of the Contractor's Disability. For purposes of this Section 2(d), "Disability" means the Contractor is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. (e) In the event of a Change in Control (defined below) after the Resignation Date and prior to the completion of the payments described above in Section 2(a), any unpaid amount(s) shall be paid to the Contractor in a lump sum on or promptly after the date on which the Change in Control occurs. “Change in Control” means the happening of any of the following after the Resignation Date: (A) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiary corporations taken as a whole to any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, including regulations and applicable guidance thereunder, (the “Exchange Act”)) other than the Company or one of its Subsidiary corporations, provided, for the avoidance of doubt, that the sale of a corporation that is a Subsidiary of the Company shall not constitute a Change in Control if the Subsidiary does not represent substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole; (B) the adoption of a plan relating to the Company’s liquidation or dissolution, with all material contingencies satisfied or waived, and the taking of a substantial step to implement such liquidation or dissolution;

/s/ CL___ Ex. A-3 /s/ JPB___ CHL Brown & Brown, Inc. (C) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any person other than the Company or its Subsidiary corporations, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly (including the granting of proxies), of more than fifty percent (50%) of the combined voting power of the Company’s voting stock or other voting stock into which the Company’s voting stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (D) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the voting stock of the Company or such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of voting stock of the Company outstanding immediately prior to such transaction directly or indirectly constitute, or are converted into or exchanged for, a majority of the voting stock of the surviving person immediately after giving effect to such transaction; or (E) the first day on which a majority of the members of the Board of Directors of the Company (the “Board”) are not Continuing Directors. “Continuing Director” means any member of the Board who (1) was a member of the Board on the Resignation Date; or (2) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election. 3. Term and Termination. (a) The term of this Agreement (the “Term”) commences on the Effective Date and shall automatically terminate twelve (12) months after the Effective Date, unless the parties elect to extend the Engagement for another agreed-upon renewal term. (b) Termination of the Engagement under this Agreement, whether before or after the expiration of the Term, shall not release either Contractor or the Company from obligations hereunder through the date of such termination nor from the applicable restrictive covenants as set forth in (the “Restrictive Covenants”) that certain Transition Agreement dated July 1, 2016 (the “Transition Agreement”), between Contractor and the Company, which is expressly incorporated herein by reference and which shall survive the termination of the Engagement and the termination of this Agreement. On notice of termination of or by Contractor, the Company has the power to suspend Contractor from all duties on the date notice is given, and to immediately require the return of all professional documentation as described in the Agreement. The Company has the further right to impound all property on Company premises, including such property owned by Contractor, for a reasonable time following termination, to permit the Company to inventory the property and ensure that its property and trade secrets are not removed from the premises. Contractor acknowledges that Contractor has no right or expectation of privacy with respect to property kept on Company premises, including any such information maintained on computer systems utilized by Contractor during the Engagement. (c) Notwithstanding anything set forth in Section 3(a) or (b), prior to the expiration of the Term, the Engagement may be terminated by Contractor upon written notice of not less than thirty (30) days, with or without cause, and any unpaid amount(s) shall be immediately forfeited as of the effective date of such termination. (d) After the Resignation Date, Contractor may engage, without forfeiture or penalty, in any employment or business activity, whether or not in the Insurance Business or whether or not in competition with the Company, so long as such employment or business activity does not constitute a breach of this Agreement or the Transition Agreement.

/s/ CL___ Ex. A-4 /s/ JPB___ CHL Brown & Brown, Inc. 4. Amendment. Unless this Agreement provides otherwise, this Agreement cannot be altered, amended, changed, or modified in any respect or particular unless each such alteration, amendment, change, or modification shall have been agreed to by each of the Parties hereto and reduced to writing in its entirety and signed and delivered by each Party. 5. Waivers and Modifications. No waiver, failure to strictly enforce or modification of this Agreement or of any covenant, condition, or limitation in this Agreement shall be valid unless in writing and duly executed by the Party to be charged therewith, and no evidence of any waiver or modification shall be offered or received in evidence in any proceeding, arbitration, or litigation between the Parties hereto arising out of or affecting this Agreement, or the rights or obligations of the Parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the Parties further agree that the provisions of this section may not be waived except as herein set forth. 6. Attorneys’ Fees. In the event that either Party is required to bring any suit or proceeding against the other to enforce any of the provisions of this Agreement, the prevailing Party shall be responsible for all reasonable attorneys’ fees and costs incurred in such proceedings, including, but not limited to, all costs of investigation and litigation, including expert witness fees, depositions costs (including appearance fees and transcript charges), injunction bond premiums, travel and lodging expenses, and all other reasonable costs and expenses. 7. Notices. Notices shall be addressed as indicated below, or to such other addressee or to such other address as may be designated by either Party: If to the Company: Brown & Brown, Inc. 220 S. Ridgewood Avenue Daytona Beach, FL 32114 Attention: Robert W. Lloyd, General Counsel Facsimile No.: (386) 239-7293 E-mail: rlloyd@bbins.com If to the Executive: Charles H. Lydecker 607 N. Beach St. Ormond Beach, FL 32174 E-mail: chldaytona@gmail.com With copy to: Richard Lydecker, Senior Partner Lydecker Diaz 1221 Brickell Avenue, 19th Floor Miami, FL 33131 Email: RL@Lydeckerdiaz.com 8. Assignment and Enforcement. Contractor agrees that, with Contractor’s written consent, the Company may freely assign this Agreement, and/or any rights hereunder, including to any Affiliate or to any entity. Further, to the extent applicable, the Company’s Affiliates shall be deemed third-party beneficiaries and may enforce the applicable rights and obligations of this Agreement. Contractor further agrees to be bound by the provisions of this Agreement for benefit of the Company or any Subsidiary or Affiliate thereof to which the Contractor’s engagement may be transferred, without the necessity that this Agreement be re-executed at the time of such transfer. The Company’s assignees or successors are expressly authorized to enforce the Company’s rights and privileges hereunder. Contractor may not assign or delegate Contractor’s rights or obligations hereunder in whole or in part without the Company’s prior written consent. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties’ respective successors and assigns.

/s/ CL___ Ex. A-5 /s/ JPB___ CHL Brown & Brown, Inc. 9. WAIVER OF JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION RELATED TO OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS AGREEMENT, CONTRACTOR’S ENGAGEMENT WITH THE COMPANY, AND/OR THE TERMINATION OF CONTRACTOR’S ENGAGEMENT WITH THE COMPANY. THE PARTIES UNDERSTAND AND AGREE THAT, BY SIGNING THIS AGREEMENT, ANY LAWSUIT RELATING TO CONTRACTOR’S ENGAGEMENT, OR THE TERMINATION THEREOF, WHICH CURRENTLY EXIST OR MAY ARISE IN THE FUTURE, WILL BE HEARD AND DECIDED BY A JUDGE, RATHER THAN A JURY AND THAT THE PARTIES EXPRESSLY AGREE TO WAIVE ANY RIGHT THAT THEY OTHERWISE MAY HAVE TO A TRIAL BY JURY, UNLESS OTHERWISE PROHIBITED BY LAW. THE PARTIES RETAIN ALL OTHER SUBSTANTIVE AND PROCEDURAL RIGHTS, EXCEPT THE RIGHT TO A JURY TRIAL, UNLESS OTHERWISE PROHIBITED BY LAW. 10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to conflicts of law principles. 11. Miscellaneous. The waiver of or failure to strictly enforce any breach of any provision of the Agreement by Contractor, on the one hand, or the Company or, if applicable, its Affiliates, on the other hand, shall not operate or be construed as a waiver of any subsequent breach by the other Party. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Parties, with respect to the subject matter hereof, except the Transition Agreement, which is intended to survive the execution and delivery of this Agreement. Except for the Transition Agreement, any prior agreement between the Parties or their respective affiliates with respect to the subject matter hereof shall be of no further force and effect, and to the extent of any such prior agreements, this Agreement shall be deemed a novation, good and sufficient consideration for which is acknowledged by all Parties hereto. This Agreement shall inure only to the benefit of the Parties, their successors and assigns as expressly provided herein and in the Transition Agreement, and no third party beneficiaries of either agreement are contemplated by the Parties. This Agreement may be executed in counterparts, all of which together shall comprise one and the same instrument. 12. Negotiation of Agreement. This Agreement has been negotiated by the Parties hereto, each having had the opportunity to be represented by counsel of its choice, and no provision hereof shall be construed against any Party by reason of that Party being considered to be the drafter of such provision. Contractor represents that he has read this Agreement carefully and understands this Agreement or has relied exclusively on his counsel for an understanding of the terms and conditions herein. 13. Code Section 409A. This Agreement and the monies and benefits provided hereunder are intended to qualify for an exemption from Code Section 409A, where applicable, provided, however, that if this Agreement and the monies and benefits provided hereunder are not so exempt, they are intended to comply with Code Section 409A to the extent applicable thereto. Notwithstanding any provision of this Agreement to the contrary, this Agreement shall be interpreted and construed consistent with this intent, provided that the Company shall not be required to assume any increased economic burden in connection therewith. Although the Company intends to administer this Agreement so that it will comply with the requirements of Code Section 409A, the Company does not represent or warrant that this Agreement will comply with Code Section 409A or any other provision of federal, state, or local law. Neither the Company nor its directors, officers, employees or advisers shall be liable to Contractor (or any other individual claiming a benefit through Contractor) for any tax, interest, or penalties Contractor may owe as a result of monies or benefits paid under this Agreement, and the Company shall have no obligation to indemnify or otherwise protect Contractor from the obligation to pay any taxes pursuant to Code Section 409A. Notwithstanding anything to the contrary contained in this Agreement, if (a) Contractor is a “specified employee” within the meaning of Treasury Regulation Section 1.409A-1(i), and (b) any payment provided

/s/ CL___ Ex. A-6 /s/ JPB___ CHL Brown & Brown, Inc. by Section 2(a) does not qualify for exemption from Code Section 409A under the short-term deferral exception to deferred compensation of Treasury Regulation Section 1.409A-1(b)(4) or otherwise, then, to the extent required for compliance with Code Section 409A, any payments that are not exempt from Code Section 409A shall be made in accordance with the terms of this Agreement, but in no event earlier than the first to occur of (i) the first day of the seventh month following the Effective Date, or (ii) Contractor’s death. Any payments delayed pursuant to the prior sentence shall be made in a lump sum on the first day of the seventh month following the Effective Date, and the Company will pay the payments, if any, on and after the first day of the seventh month following the Effective Date at the time(s) and in the form(s) provided by the applicable section(s) of this Agreement. Each payment pursuant to Section 2 shall be considered a “separate payment” and not one of a series of payments for purposes of Code Section 409A. ***** [Signature Page Follows]

/s/ CL___ Ex. A-7 /s/ JPB___ CHL Brown & Brown, Inc. IN WITNESS WHEREOF, the Parties hereto have executed this Consulting Agreement as of the date first written above. CONTRACTOR: CHARLES H. LYDECKER /s/ Charles H. Lydecker ___ Charles H. Lydecker COMPANY: BROWN & BROWN, INC. By: /s/ J. Powell Brown Name: J. Powell Brown Title: President and Chief Executive Officer

/s/ CL___ Ex. A-8 /s/ JPB___ CHL Brown & Brown, Inc. SCHEDULE 1 TO CONSULTING AGREEMENT The primary services to be provided will be related to new business referrals, retention of accounts and talent identification, all subject to regular reporting to J. Powell Brown, President and Chief Executive Officer of the Company. Services shall not include marketing, public relations or similar public promotion of the Company’s business.